As filed with the Securities and Exchange Commission on March 17, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 11, 2010

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34657 (Commission File Number)	75-2679109 (IRS Employer Identification No.)

2000 McKinney Avenue, Suite 700 Dallas, Texas U.S.A. (Address of principal executive offices)	75201 (Zip Code)
(214) 932-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On March 17, 2010, the United States Department of the Treasury (“Treasury”) closed the secondary public offering of 758,086 warrants (the “Warrant Offering”), each representing the right to purchase one share of the common stock, par value $0.01 per share (the “Common Stock”) of Texas Capital Bancshares, Inc. (the “Corporation”) at an exercise price of $14.84 per share (the “Warrants”), pursuant to an underwriting agreement dated March 11, 2010 (the “Underwriting Agreement”) among the Corporation, Treasury and Deutsche Bank Securities Inc.
     The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to the auction clearing price of $8.85. The Corporation did not receive any of the proceeds of the Warrant Offering. The Warrant Offering was made pursuant to a prospectus and prospectus supplement relating to the Corporation’s shelf registration statement on Form S-3 (Registration No. 333-157302 ) filed with the Securities and Exchange Commission (the “Commission”) on February 13, 2009.
     In connection with the Warrant Offering, the Corporation entered into a warrant agreement for the Warrants, dated March 11, 2010 (the “Warrant Agreement”) among the Corporation, Computershare Inc. and Computershare Trust Company, N.A., the latter two acting together as warrant agent for the Warrant Offering.
     The foregoing description of the Underwriting Agreement, Warrant Agreement, Warrants and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference or are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Underwriting Agreement for 758,086 Warrants, dated March 11, 2010, among Texas Capital Bancshares, Inc., United States Department of the Treasury, and Deutsche Bank Securities Inc.

4.1	Warrant Agreement for 758,086 Warrants, dated March 11, 2010, among Texas Capital Bancshares, Inc., Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of the Corporation’s Form 8-A for the Warrants filed on March 11, 2010)

4.2	Specimen Warrant for 758,086 Warrants (incorporated herein by reference to Exhibit 4.2 of the Corporation’s Form 8-A for the Warrants filed on March 11, 2010)

5.1	Opinion of Winstead PC regarding the Warrants

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Texas Capital Bancshares, Inc.
By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

Dated: March 17, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Underwriting Agreement for 758,086 Warrants, dated March 11, 2010, among Texas Capital Bancshares, Inc., United States Department of the Treasury, and Deutsche Bank Securities Inc.

4.1	Warrant Agreement for 758,086 Warrants, dated March 11, 2010, among Texas Capital Bancshares, Inc., Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of the Corporation’s Form 8-A for the Warrants filed on March 11, 2010)

4.2	Specimen Warrant for 758,086 Warrants (incorporated herein by reference to Exhibit 4.2 of the Corporation’s Form 8-A for the Warrants filed on March 11, 2010)

5.1	Opinion of Winstead PC regarding the Warrants

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